Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

Certain directors, executive officers and companies with which they are affiliated are customers of, and have banking transactions with, the Bank in the ordinary course of business. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms-length transactions. A summary of loan transactions with directors, including their affiliates, and executive officers follows:

	For the Year Ended December 31,	For the Nine Months Ended December 31,	For the Year Ended March 31,
	2013	2012	2012
Balance, Beginning of Period	$273,330	$315,338	$356,345
New Loans	10,956	5,364	7,798
Less Loan Payments	53,564	47,372	48,805
Balance, End of Period	$230,722	$273,330	$315,338

Loans to all employees, officers, and directors of the Company, in the aggregate constituted approximately 5.7% and 5.4% of the Company’s total shareholders' equity at December 31, 2013 and 2012, respectively.  At December 31, 2013 and 2012, deposits from executive officers and directors of the Bank and Company and their related interests in the aggregate approximated $6.8 million and $4.1 million, respectively.

(20)         Related Party Transactions, Continued

The Company leased office space from a related party during the year ended December 31, 2013. The lease is with a company in which the related party, who is both a director and an officer of the Company, has an ownership interest.  The Company incurred expenses of $79,000, $58,000, and $76,000 for rent for the year ended December 31, 2013, the nine months ended December 31, 2012 and the year ended March 31, 2012, respectively, related to this lease.   Management is of the opinion that the transactions with respect to office rent were made on terms that are comparable to those which would be made with unaffiliated persons.